UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09395

Third Avenue Variable Series Trust
(Exact name of registrant as specified in charter)

622 Third Avenue, 32nd Floor, New York, NY	10017

(Address of principal executive offices)	(Zip code)

W. James Hall III, General Counsel, 622 Third Avenue, New York, NY 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-443-1021

Date of fiscal year end: December 31, 2010

Date of reporting period: December 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Trust’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), is as follows:

THIRD AVENUE VARIABLE SERIES TRUST

THIRD AVENUE VALUE PORTFOLIO

ANNUAL REPORT

DECEMBER 31, 2010

THIRD AVENUE VARIABLE SERIES TRUST

Privacy Policy

Third Avenue Value Portfolio (the “Portfolio”) respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms and from the transactions you make with us, our affiliates, or third parties. We do not disclose any information about you or any of our former customers to anyone, except to our affiliates (which may include the Portfolio’s affiliated money management entities) and service providers, or as otherwise permitted by law. To protect your personal information, we permit access only by authorized employees. Be assured that we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

Proxy Voting Policies and Procedures

The Portfolio has delegated the voting of proxies relating to its voting securities to the Portfolio’s investment adviser pursuant to the adviser’s proxy voting guidelines. A description of these proxy voting guidelines and procedures, as well as information relating to how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by August 31, each year (i) without charge, upon request, by calling (800) 443-1021 and (ii) at the website of the Securities and Exchange Commission (“SEC”) at http://www.sec.gov.

Schedule of Portfolio Holdings — Form N-Q

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Form N-Q is available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Third Avenue Variable Series Trust
Third Avenue Value Portfolio
Portfolio Management Discussion
December 31, 2010
(Unaudited)

At December 31, 2010, the audited net asset value attributable to each of the 14,131,764 common shares outstanding of the Third Avenue Value Portfolio was $14.79 per share. This compares with an audited net asset value at December 31, 2009 of $12.99 per share, adjusted for a subsequent distribution to shareholders.

		Average Annual Returns for the periods ended December 31, 2010

	One Year ended 12/31/10	Three Year	Five Year	Ten Year	Since Inception (9/21/99)

Third Avenue Value Portfolio	14.07%	(2.25%)	0.58%	7.43%	10.61%
Morgan Stanley Capital International World Index	12.34%	(4.29%)	2.99%	2.82%	2.57%
S&P 500 Index	15.06%	(2.86%)	2.29%	1.41%	1.47%

Equity markets in the U.S. “melted up” during the last quarter of 2010, as economic conditions improved generally, companies reported better than expected earnings and investors grew more comfortable owning equities. The U.S. Federal Reserve continued to support the economy with its second quantitative easing program and, in an unexpectedly productive lame duck congressional session, President Barack Obama and Republicans in the House and Senate agreed to keep income tax rates lower, to a one year payroll tax holiday and to the extension of unemployment benefits. Most of the stocks in the Third Avenue Value Portfolio (the “Portfolio”) were up for the year, as business fundamentals and operating results continued to improve. The Portfolio performed well in 2010 on an absolute basis and we believe it is well positioned to take advantage of the improving economic climate going forward.

The strongest contributor to the Portfolio’s performance for the year was Cheung Kong Holdings. This Hong Kong-based holding and investment company owns valuable real estate in Hong Kong and Mainland China. It also owns 49.97% of Hutchison Whampoa, an investment company with global holdings in real estate, telecommunications, energy and infrastructure. Chairman Li Ka-Shing has been increasing his stake in Cheung Kong, further aligning his interests with those of his shareholders. He owns approximately 42.1% of Cheung Kong Common Shares.

Our second strongest contributor to performance for the year was Brookfield Asset Management. Brookfield is a well-financed, well-managed company with significant investments in real estate, power generation, and infrastructure. The company has opportunistically invested a substantial amount of capital in the past year-and-a-half, having participated in the reorganization of General Growth Properties (the largest U.S. real estate-related bankruptcy in history) and leading the $1.5 billion recapitalization of Babcock & Brown Infrastructure. In addition, Brookfield has gained a lot of traction within its asset management business, having raised nearly $10 billion of external capital over the past few years. We believe that Brookfield’s management team will continue to take advantage of market dislocations to create value by investing its capital alongside its partners in opportunistic investments, which should allow Brookfield to continue to increase the company’s net asset value (NAV) for the foreseeable future.

The third strongest contributor to our performance was Wharf Holdings. Wharf, a subsidiary of Hong Kong investment company Wheelock & Company, owns retail and office properties in Harbour City and Times Square in Hong Kong as well as development sites in Mainland China. During the first half of 2010, Wharf saw retail sales rise 34% year over year at Harbour City and 24% year over year at Times Square. Net profits rose 28% to 4.2 billion Hong Kong Dollars.

The Portfolio’s largest performance detractor was South Korean steel producer POSCO. POSCO’s margins have suffered in 2010 due to rising materials cost. The company incurred additional debt in order to finance its second quarter acquisition of Daewoo International though POSCO remains well financed and it has super-attractive access to the credit

1

Third Avenue Variable Series Trust
Third Avenue Value Portfolio
Portfolio Management Discussion (continued)
(Unaudited)

markets. It recently issued $700 million in 10-year notes at 4.2%, an attractive borrowing rate for money that we believe will be put to productive long-term use.

The second largest detractor from performance for the year was Henderson Land, a Hong Kong-listed real estate operating company, which declined 7.7% during the quarter. The company saw its stock price suffer, along with many other Hong Kong residential developers, from new measures put in place by the Hong Kong government in an attempt to slow the appreciation of residential prices in Hong Kong. While these government measures will have a short term impact, we believe the moves are good for the market longer-term. As a result, Henderson Land remains a meaningful investment in the Portfolio. Like other core holdings, Henderson (i) has a strong financial position, (ii) trades at an attractive discount to our estimate of NAV, and (iii) enjoys very attractive prospects for future NAV growth.

The third largest detractor from performance for the year was Tejon Ranch Co. Tejon Ranch Co. is a real estate development company that owns 270,000-acres of well-located land that is approximately 60 miles north of Los Angeles at a very low cost basis of only $150 per acre. Like other companies with long-term land positions, Tejon has very little activity given the depressed state of the residential and commercial development markets. However, Tejon remains well capitalized and further strengthened its financial position through a $60 million rights offering during the quarter. As a result, the company maintains a net cash position allowing its management team the ability to continue to focus on entitling its land bank and positioning it to capitalize on land sales when the development markets recover.

THE INFORMATION IN THE PORTFOLIO MANAGEMENT DISCUSSION REPRESENTS A FACTUAL OVERVIEW OF THE PORTFOLIO’S PERFORMANCE AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS NOR INVESTMENT ADVICE. VIEWS EXPRESSED ARE THOSE OF THE INVESTMENT TEAM AND MAY DIFFER FROM THOSE OF OTHER INVESTMENT TEAMS OR THIRD AVENUE MANAGEMENT LLC AS A WHOLE. ALSO, PLEASE NOTE THAT ANY DISCUSSION OF THE PORTFOLIO’S HOLDINGS, THE PORTFOLIO’S PERFORMANCE, AND THE INVESTMENT TEAM’S VIEWS ARE AS OF DECEMBER 31, 2010, AND ARE SUBJECT TO CHANGE.

Third Avenue Value Portfolio is offered by prospectus only. The prospectus contains more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Performance information does not reflect the fees and expenses imposed by insurance companies at the separate account level, and such charges will have the effect of reducing performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost.

The Morgan Stanley Capital International World Index (MSCI World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 of the world’s most developed markets. The S&P 500 Index is a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies. The MSCI World Index and the S&P 500 Index are not securities that can be purchased or sold, and their total returns are reflective of unmanaged portfolios. The returns include reinvestment of all distributions.

2

Third Avenue Variable Series Trust
Third Avenue Value Portfolio
Comparison of a $10,000 Investment
(Unaudited)

Performance Illustration

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THIRD AVENUE VALUE PORTFOLIO (TAVP),
THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX (MSCI WORLD INDEX) AND THE STANDARD & POOR’S 500 INDEX (S&P 500 INDEX)
FOR THE TEN YEARS ENDED DECEMBER 31, 2010

Average Annual Total Return

1 Year	3 Year	5 Year	10 Year
14.07%	(2.25%)	0.58%	7.43%

*Includes reinvestment of all distributions.

As with all mutual funds, past performance does not indicate future results. Performance figures may reflect fee waivers and/or expense offset arrangements. In the absence of fee waivers and/or expense offset arrangements, the total return would have been lower. Also, performance information does not reflect the fees and expenses imposed by insurance companies at the separate account level, and such charges will have the effect of reducing performance.

3

Third Avenue Variable Series Trust
Third Avenue Value Portfolio
Industry Diversification
 (Unaudited)

The summary of the Portfolio’s investments as of December 31, 2010 is as follows:

Holding Companies
Non-U.S. Real Estate Operating Companies
Diversified Operations
Automotive
Oil & Gas Production & Services
Steel & Specialty Steel
U.S. Real Estate Operating Companies
Annuities & Mutual Fund Management & Sales
Utilities, Utility Service Companies & Waste Management
Financial Insurance
Telecommunications
Depository Institutions
Other
Cash & Equivalents (Net)
Industry
0
5
10
15
20
25
% of Net Assets

The accompanying notes are an integral part of the financial statements.

4

Third Avenue Variable Series Trust
Third Avenue Value Portfolio
Portfolio of Investments
at December 31, 2010

Principal Amount ($)		Value (Note 1)

Corporate Bonds - 2.84%

	Consumer Products - 0.19%
1,093,823	Home Products International, Inc., 2nd Lien, Convertible, PIK, 6.000%, due 3/20/17 (a) (e)	$404,714

	Financial Insurance - 2.65%
10,000,000	MBIA Insurance Corp., 14.000%, due 1/15/33 (c) (d)	5,525,000

	Total Corporate Bonds (Cost $10,498,105)	5,929,714

Shares

Common Stocks - 89.93%
	Annuities & Mutual Fund Management & Sales - 3.67%
254,000	Bank of New York Mellon Corp. (The)	7,670,800

	Automotive - 8.29%
560,100	Toyota Industries Corp. (Japan)	17,329,105

	Consumer Products - 0.00%#
33,915	Home Products International, Inc. (a) (b) (e)	1,696

	Depository Institutions - 1.81%
86,000	Chong Hing Bank, Ltd. (Hong Kong)	236,221
400,000	KeyCorp	3,540,000

		3,776,221

	Diversified Operations - 9.26%
303,137	Brookfield Asset Management, Inc., Class A (Canada)	10,091,431
1,203,967	Wharf (Holdings), Ltd. (The) (Hong Kong)	9,262,714

		19,354,145

	Holding Companies - 22.87%
3,650	Capital Southwest Corp.	378,870
1,759,000	Cheung Kong Holdings, Ltd. (Hong Kong)	27,133,607
455,000	Investor AB, Class A (Sweden)	9,405,783
116,927	RHJ International (Belgium) (b)	968,754
2,446,000	Wheelock & Co., Ltd. (Hong Kong)	9,896,910

		47,783,924

	Manufactured Housing - 0.30%
13,594	Cavco Industries, Inc. (b)	634,704

Shares		Value (Note 1)

	Non-U.S. Real Estate Operating Companies - 18.22%
1,085,000	Hang Lung Group, Ltd. (Hong Kong)	$7,133,015
911,000	Hang Lung Properties, Ltd. (Hong Kong)	4,260,350
3,913,129	Henderson Land Development Co., Ltd. (Hong Kong)	26,682,256

		38,075,621

	Oil & Gas Production & Services - 7.78%
39,000	Cenovus Energy, Inc. (Canada)	1,296,360
42,500	Cimarex Energy Co.	3,762,525
36,500	EnCana Corp. (Canada)	1,062,880
431,648	Nabors Industries, Ltd. (Bermuda) (b)	10,126,462

		16,248,227

	Semiconductor Equipment Manufacturers & Related - 0.67%
100,000	Applied Materials, Inc.	1,405,000

	Steel & Specialty Steel - 7.25%
140,659	POSCO, ADR (South Korea)	15,147,568

	Telecommunications - 1.87%
69,039	Sycamore Networks, Inc.	1,421,513
368,100	Tellabs, Inc.	2,495,718

		3,917,231

	U.S. Real Estate Operating Companies - 4.82%
368,917	Forest City Enterprises, Inc., Class A (b)	6,157,225
142,008	Tejon Ranch Co. (b)	3,912,320

		10,069,545

	Utilities, Utility Service Companies & Waste Management - 3.12%
379,400	Covanta Holding Corp.	6,521,886

	Total Common Stocks (Cost $175,326,930)	187,935,673

The accompanying notes are an integral part of the financial statements.

5

Third Avenue Variable Series Trust
Third Avenue Value Portfolio
Portfolio of Investments (continued)
at December 31, 2010

Principal Amount ($)		Value (Note 1)

Short Term Investments - 1.44%
	U.S. Government Obligations - 1.44%
3,000,000	U.S. Treasury Bill, 0.13%‡, due 3/31/11	$2,999,094

	Total Short Term Investments (Cost $2,999,002)	2,999,094

	Total Investment Portfolio - 94.21% (Cost $188,824,037)	196,864,481
	Other Assets less Liabilities - 5.79%	12,103,753

	NET ASSETS - 100.00%	$208,968,234

Notes:

(a)	Fair-valued security.

(b)	Non-income producing security.

(c)	Variable rate security. The rate disclosed is in effect as of December 31, 2010.

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(e)	Security is subject to restrictions on resale.

#	Amount represents less than 0.01% of total net assets.

‡	Annualized yield at date of purchase.

ADR:	American Depository Receipt.

PIK:	Payment-in-kind.

Country Concentration

% of Net Assets

Hong Kong	40.49%
United States*	22.41
Japan	8.29
South Korea	7.25
Canada	5.96
Bermuda	4.85
Sweden	4.50
Belgium	0.46

Total	94.21%

* Includes cash equivalents.

The accompanying notes are an integral part of the financial statements.

6

Third Avenue Variable Series Trust
Third Avenue Value Portfolio
Statement of Assets and Liabilities
December 31, 2010

Assets:
Investments at value (cost of $188,824,037) (Note 1)	$196,864,481
Cash	10,057,910
Receivable for securities sold	1,876,974
Dividends and interest receivable	682,546
Other receivables	4,931
Other assets	3,764
Receivable for Portfolio shares sold	2,067

Total assets	209,492,673

Liabilities:
Payable to investment adviser (Note 3)	189,467
Payable for Portfolio shares redeemed	182,706
Payable for shareholder servicing fees (Note 3)	74,564
Accounts payable and accrued expenses	49,175
Payable for audit fees	27,162
Payable to trustees and officers	1,365

Total liabilities	524,439

Net assets	$208,968,234

Summary of net assets:
Capital stock, unlimited number of shares authorized, $0.001 par value, 14,131,764 shares outstanding	$224,892,864
Accumulated distributions in excess of net investment income	(3,928,732)
Accumulated net realized loss on investments and foreign currency transactions	(20,042,683)
Net unrealized appreciation of investments and translation of foreign currency denominated assets and liabilities	8,046,785

Net assets applicable to capital shares outstanding	$208,968,234

Net asset value, offering and redemption price per share	$14.79

The accompanying notes are an integral part of the financial statements.

7

Third Avenue Variable Series Trust
Third Avenue Value Portfolio
Statement of Operations
For the Year Ended December 31, 2010

Investment Income:
Dividends (net of foreign withholding tax of $154,509)	$2,516,223
Interest	1,654,470
Other income	8,377

Total investment income	4,179,070

Expenses:
Investment advisory fees (Note 3)	1,892,920
Shareholder servicing fees (Note 3)	514,463
Reports to shareholders	94,599
Accounting fees	69,281
Auditing and tax consulting fees	56,598
Custodian fees	42,392
Transfer agent fees	42,351
Administration fees (Note 3)	32,000
Trustees’ and officers’ fees and expenses	17,792
Legal fees	8,201
Insurance expenses	7,243
Miscellaneous expenses	7,544

Total expenses	2,785,384
Less: Expenses waived (Note 3)	(49,442)
Expenses reduced by custodian fee expense offset arrangement (Note 3)	(1,725)

Net expenses	2,734,217

Net investment income	1,444,853

Realized and unrealized gain (loss) on investments and foreign currency transactions:
Net realized gain on investments	12,344,444
Net realized loss on foreign currency transactions	(11,434)
Net change in unrealized appreciation/(depreciation) on investments	10,936,559
Net change in unrealized appreciation/(depreciation) on translation of other assets and liabilities denominated in foreign currency	5,692

Net gain on investments and foreign currency transactions	23,275,261

Net increase in net assets resulting from operations	$24,720,114

The accompanying notes are an integral part of the financial statements.

8

Third Avenue Variable Series Trust
Third Avenue Value Portfolio
Statements of Changes in Net Assets

	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009

Operations:
Net investment income	$1,444,853	$4,205,722
Net realized gain/(loss) on investments	12,344,444	(20,941,328)
Net realized gain/(loss) on foreign currency transactions	(11,434)	62,069
Net change in unrealized appreciation/(depreciation) on investments	10,936,559	95,190,323
Net change in unrealized appreciation/(depreciation) on translation of other assets and liabilities denominated in foreign currency	5,692	(95)

Net increase in net assets resulting from operations	24,720,114	78,516,691

Dividends and Distributions to Shareholders from:
Net investment income	(7,782,470)	—
Net realized gains	—	(49,618,513)

Decrease in net assets from dividends and distributions	(7,782,470)	(49,618,513)

Capital Share Transactions:
Proceeds from sale of shares	7,992,766	11,481,295
Net asset value of shares issued in reinvestment of dividends and distributions	7,782,470	49,618,513
Cost of shares redeemed	(61,381,303)	(49,273,502)

Net increase (decrease) in net assets resulting from capital share transactions	(45,606,067)	11,826,306

Net increase (decrease) in net assets	(28,668,423)	40,724,484
Net assets at beginning of year	237,636,657	196,912,173

Net assets at end of year
(including accumulated distributions in excess of net investment income of $(3,928,732) and $(95,912), respectively)	$208,968,234	$237,636,657

The accompanying notes are an integral part of the financial statements.

9

Third Avenue Variable Series Trust
Third Avenue Value Portfolio
Financial Highlights

Selected data (for a share outstanding throughout each year) and ratios are as follows:

	Years Ended December 31,

	2010	2009	2008	2007	2006

Net asset value, beginning of year	$13.53	$12.01	$25.92	$29.84	$27.41

Income (loss) from investment operations:
Net investment income	0.09 [1]	0.26 [1]	0.26 [1]	0.15	0.29
Net gain (loss) on investment transactions (both realized and unrealized)	1.71	4.69	(10.37)	(1.45)	3.88

Total from investment operations	1.80	4.95	(10.11)	(1.30)	4.17

Less dividends and distributions to shareholders:
Dividends from net investment income	(0.54)	—	(0.18)	(0.67)	(0.40)
Distributions from realized gains	—	(3.43)	(3.62)	(1.95)	(1.34)

Total dividends and distributions	(0.54)	(3.43)	(3.80)	(2.62)	(1.74)

Net asset value, end of year	$14.79	$13.53	$12.01	$25.92	$29.84

Total return[2]	14.07%	45.35%	(43.66% )	(4.80% )	15.78%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$208,968	$237,637	$196,912	$462,937	$540,706
Ratio of expenses to average net assets
Before fee waivers and/or expense offset arrangement	1.32%	1.33%	1.24%	1.17%	1.17%
After fee waivers and/or expense offset arrangement[3]	1.30%#	1.30%#	1.24%	1.17%	1.17%
Ratio of net investment income to average net assets	0.69%	2.01%	1.30%	0.42%	0.74%
Portfolio turnover rate	1%	8%	77%	20%	9%

1	Calculated based on the average number of shares outstanding during the year.

2

Performance figures may reflect fee waivers and/or expense offset arrangement. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense off-set arrangements, the total return would have been lower. Total return does not reflect charges pursuant to the terms of insurance contracts funded by separate accounts that invest in the Portfolio’s shares.

3	As a result of an expense limitation, the ratio of expenses (exclusive of taxes, interest, and brokerage commissions) to average net assets will not exceed 1.30%.

#	The investment adviser waived a portion of its fees.

The accompanying notes are an integral part of the financial statements.

10

Third Avenue Variable Series Trust
Third Avenue Value Portfolio
Notes to Financial Statements
December 31, 2010

1. SUMMARY OF ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization:

Third Avenue Variable Series Trust (the “Trust”) is an open-end, management investment company organized as a Delaware statutory trust pursuant to a Trust Instrument dated June 16, 1999. The Trust currently consists of one non-diversified (within the meaning of Section 5(b)(2) of the Investment Company Act) investment series, Third Avenue Value Portfolio (the “Portfolio” or the “Fund”). Third Avenue Management LLC (the “Adviser”) provides investment advisory services to the Portfolio. The Portfolio seeks to achieve its investment objective mainly by acquiring common stocks of well-financed companies (meaning companies with high quality assets and a relative absence of liabilities) at a discount to what the Adviser believes is their intrinsic value (meaning the value of the company’s net assets or the Adviser’s estimate of what the issuer would be worth as a takeover or merger candidate). The Portfolio also seeks to acquire senior securities, such as debt instruments (including high-yield “junk” bonds and distressed securities that may be in default and may have any or no credit rating from a credit rating agency) where the Adviser determines that these securities can be purchased at less than the value of the assets securing the debt or the amount that would be realized in a restructuring.

The shares of the Portfolio may be purchased only by the separate accounts of insurance companies for the purpose of funding variable life insurance policies and variable annuity contracts. At December 31, 2010, the Trust was offered as an investment option by eight insurance companies and accordingly a decision by any insurance company to withdraw its participation may have a negative impact on the Trust.

Accounting policies:

The policies described below are followed consistently by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Security valuation:

Generally, the Portfolio’s investments are valued at market value. Securities traded on a principal stock exchange, including The NASDAQ Stock Market, Inc. (“NASDAQ”), are valued at the last quoted sales price, the NASDAQ official closing price, or in the absence of closing sales prices on that day, securities are valued at the mean between the closing bid and asked price. In accordance with procedures approved by the Trust’s Board of Trustees (the “Board”), the Portfolio may adjust the prices of securities traded in foreign markets, as appropriate, to reflect the fair value as of the time the Portfolio’s net asset value is calculated. Debt instruments with maturities greater than 60 days, including floating rate loan securities, are valued on the basis of prices obtained from a pricing service approved as reliable by the Board or otherwise pursuant to policies and procedures approved by the Board. Temporary cash investments are valued at cost, plus accrued interest, which approximates market value. Short-term debt securities with 60 days or less to maturity may be valued at amortized cost.

The Portfolio may invest up to 15% of its total net assets in securities which are not readily marketable, including those which are restricted as to disposition under applicable securities laws (“restricted securities”). Restricted securities and other securities and assets for which market quotations are not readily available are valued at “fair value”, as determined in good faith by the Trust’s Valuation Committee as authorized by the Board of the Trust, under procedures established by the Board. At December 31, 2010, such securities had a total fair value of $406,410 or 0.19% of net assets. Among the factors considered by the Trust’s Valuation Committee in determining fair value are: the type of security, trading in unrestricted securities of the same issuer, the financial condition of the issuer, the percentage of the Portfolio’s beneficial ownership of the issuer’s common stock and debt securities, the operating results of the issuer and the discount from

11

Third Avenue Variable Series Trust
Third Avenue Value Portfolio
Notes to Financial Statements (continued)
December 31, 2010

market value of any similar unrestricted securities of the issuer at the time of purchase and liquidation values of the issuer. The fair values determined in accordance with these procedures may differ significantly from the amounts which would be realized upon disposition of the securities. Restricted securities often have costs associated with subsequent registration. The restricted securities currently held by the Portfolio are not expected to incur any material future registration costs.

Fair Value Measurements:

In accordance with Financial Accounting Standards Board Accounting Standard Codification (“FASB ASC”) FASB ASC 820-10, Fair Value Measurements and Disclosures, the Portfolio discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. Fair value is defined as the price that the Portfolio would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements). FASB ASC 820-10-35-39 to 55 provides three levels of the fair value hierarchy as follows:

•	Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Portfolio has the ability to access at the measurement date;

•	Level 2 - Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•	Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Portfolio. The Portfolio considers observable data to be market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

12

Third Avenue Variable Series Trust
Third Avenue Value Portfolio
Notes to Financial Statements (continued)
December 31, 2010

The following is a summary by level of inputs used to value the Portfolio’s investments as of December 31, 2010:

Level 1: Quoted Prices
Investments in Securities:
Common Stocks:
Annuities & Mutual Fund Management & Sales	$7,670,800
Depository Institutions	3,776,221
Diversified Operations	19,354,145
Holding Companies	38,378,141
Manufactured Housing	634,704
Non-U.S. Real Estate Operating Companies	38,075,621
Oil & Gas Production & Services	16,248,227
Semiconductor Equipment Manufacturers & Related	1,405,000
Steel & Specialty Steel	15,147,568
Telecommunications	3,917,231
U.S. Real Estate Operating Companies	10,069,545
Utilities, Utility Service Companies & Waste Management	6,521,886

Total for Level 1 Securities	161,199,089

Level 2: Other Significant Observable Inputs*
Investments in Securities:
Common Stocks:
Automotive	17,329,105
Holding Companies	9,405,783
Corporate Bonds†	5,525,000
Short Term Investments:
U.S. Government Obligations	2,999,094

Total for Level 2 Securities	35,258,982

Level 3: Significant Unobservable Inputs
Investments in Securities:
Common Stocks:
Consumer Products	1,696
Corporate Bonds†	404,714

Total for Level 3 Securities	406,410

Total Value of Investments	$196,864,481

*	Includes certain securities trading primarily outside the U.S. whose values were adjusted as a result of the close of local markets.

†	Please refer to the Portfolio of Investments for industry specifics of the portfolio holdings.

During the year ending December 31, 2010, the Portfolio recognized no significant transfers to/from Level 1 and Level 2 due to application of fair value factors during the year.

13

Third Avenue Variable Series Trust
Third Avenue Value Portfolio
Notes to Financial Statements (continued)
December 31, 2010

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance as of 12/31/09 (fair value)	Net change in unrealized appreciation/ (depreciation)	Payment- in-kind interest	Balance as of 12/31/10 (fair value)	Net change in unrealized appreciation/ (depreciation) attributable to assets still held at period end

Common Stocks:
Consumer Products	$1,696	$—	$—	$1,696	$—
Corporate Bonds†	943,602	(601,678)	62,790	404,714	(601,678)

Total	$945,298	$(601,678)	$62,790	$406,410	$(601,678)

†	Please refer to the Portfolio of Investments for industry specifics of the portfolio holdings.

Security transactions and investment income:

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date and interest income, including, where applicable, amortization of premium and accretion of discount on investments, is accrued daily, except when collection is not expected. Payments received from certain investments held by the Portfolio may be comprised of dividends, capital gains and return of capital. The Portfolio originally estimates the expected classification of such payments. These amounts may subsequently be reclassified upon receipt of information from the issuer. Realized gains and losses from securities transactions are reported on an identified cost basis.

Foreign currency translation and foreign investments:

The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

•	Investments and assets and liabilities denominated in foreign currencies: At the prevailing rates of exchange on the valuation date.

•	Investment transactions and investment income: At the prevailing rates of exchange on the date of such transactions.

The net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period. The Portfolio does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized appreciation (depreciation) on investments transactions and balances.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net

14

Third Avenue Variable Series Trust
Third Avenue Value Portfolio
Notes to Financial Statements (continued)
December 31, 2010

unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Pursuant to U.S. federal income tax regulations, gains (losses) from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are generally treated as ordinary income for U.S. federal income tax purposes.

Repurchase agreements:

The Portfolio may invest excess cash in repurchase agreements whereby the Portfolio purchases securities, which serve as collateral, with an agreement to resell such collateral at the maturity date of the repurchase agreement. Securities pledged as collateral for repurchase agreements are held by the Portfolio’s custodian bank until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Dividends and distributions to shareholders:

The amount of dividends and distributions paid by the Portfolio from net investment income and realized capital gains on sales of securities are determined in accordance with federal income tax law and regulations which may differ from U.S. GAAP. Such dividends and distributions are recorded on the ex-dividend date.

Income taxes:

The Portfolio has complied and intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no U.S. federal income tax provision is required.

Income, including gains, from investments in foreign securities received by the Portfolio may be subject to income, withholding or other taxes imposed by foreign countries.

Management has analyzed the tax positions taken on the Portfolio’s U.S. federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for U.S. federal income tax is required in the Portfolio’s financial statements. The Portfolio’s U.S. federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to possible examination by the Internal Revenue Service as well as by state and local taxing authorities.

Expense allocation:

Expenses attributable to the Portfolio are charged to the Portfolio. Certain expenses are shared with Third Avenue Trust, an affiliated fund group. Such costs are allocated using the ratio of the Portfolio’s average net assets relative to the total average net assets of the Portfolio and Third Avenue Trust.

Trustees’ and officers’ fees:

The Trust does not pay any fees to its officers for their services as such, except for the Chief Compliance Officer, to whom the Portfolio paid $3,892 for the year ended December 31, 2010. The Trust does pay, together with Third Avenue Trust, Trustees who are not affiliated with the Adviser a fee of $5,000 for each meeting of the Board that they attend, in addition to reimbursing all Trustees for travel and incidental expenses incurred by them in connection with their attendance at meetings. Prior to December 1, 2010, the Board meeting fee for each Trustee was $4,000. If a special meeting is required,

15

Third Avenue Variable Series Trust
Third Avenue Value Portfolio
Notes to Financial Statements (continued)
December 31, 2010

Trustees will each receive $2,500. The Trust, together with Third Avenue Trust, also pays non-interested Trustees an annual retainer of $65,000 (the lead independent trustee receives an additional retainer of $12,000). Prior to December 1, 2010, the annual retainer for each Trustee was $59,000 and the additional retainer for the lead independent trustee was $8,000. The Trustees on the Audit Committee each receive $2,000 for each audit committee meeting and the audit committee chairman receives an annual retainer of $6,000. Prior to December 1, 2010, each Trustee received $1,500 for each audit committee meeting and the audit committee chairman received an annual retainer of $4,000.

2. SECURITIES TRANSACTIONS

Purchases and sales/conversions:

The aggregate cost of purchases and aggregate proceeds from sales and conversions of invtments, excluding short-term investments, for the year ended December 31, 2010 were as follows:

Purchases	Sales

$2,751,485	$52,879,845

3. INVESTMENT ADVISORY SERVICES, ADMINISTRATION AND SERVICE FEE AGREEMENTS AND EXPENSE OFFSET ARRANGEMENT

The Portfolio has an Investment Advisory Agreement with the Adviser for investment advice and certain management functions. The terms of the Investment Advisory Agreement provide that the Portfolio pays the Adviser an investment advisory fee at an annual rate of 0.90% of the Portfolio’s average daily net assets. This fee is calculated daily and paid monthly. Additionally, the Adviser pays certain expenses on behalf of the Portfolio, which are partially reimbursed by the Portfolio, including service fees due to third parties, the compensation expense for the Portfolio’s Chief Compliance Officer and other miscellaneous expenses. At December 31, 2010, the Portfolio had amounts payable to the Adviser of $8,026 for reimbursement of expenses paid by the Adviser.

Under current arrangements, whenever, in any fiscal year, the Portfolio’s normal operating expenses, including the investment advisory fee, but excluding brokerage commissions and interest and taxes, exceed the expense limitation based on the Portfolio’s average daily net assets, the Adviser has agreed to waive a portion of its advisory fees and/or reimburse the Portfolio in an amount equal to that excess. The waived fees and reimbursed expenses may be paid to the Adviser during the following three-year period to the extent that the payment of such fees and expenses would not cause the Portfolio to exceed the preceding limitation. The expense limitation can be terminated at any time. Below is the expense limitation and corresponding contingent liabilities to the Adviser in effect for the Portfolio:

		Expense Waived through Fiscal Years Ending
		December 31, 2009	December 31, 2010

Expense Limitation	Expiration Date	Subject to Repayment until December 31,
		2012	2013

1.30%	4/30/2011	$55,026	$49,442

The Trust has entered into an Administration Agreement with the Adviser pursuant to which the Adviser, as administrator, is responsible for providing various administrative services to the Trust. The Adviser has in turn entered into a Sub-Administration Agreement with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY Mellon”), pursuant to

16

Third Avenue Variable Series Trust
Third Avenue Value Portfolio
Notes to Financial Statements (continued)
December 31, 2010

which BNY Mellon provides certain of these administrative services on behalf of the Adviser. The Adviser earns an annual fee of $32,000. The Adviser pays BNY Mellon an annual sub-administration fee for sub-administration services provided to the Trust equal to $12,639. On July 1, 2010 The PNC Financial Services Group, Inc. sold the outstanding stock of PNC Global Investment Servicing Inc. to The Bank of New York Mellon Corporation. At the closing of the sale, PNC Global Investment Servicing (U.S.) Inc. changed its name to BNY Mellon Investment Servicing (U.S.) Inc.

Both the Trust and the Adviser have entered into Shareholder Servicing Agreements with the insurance companies that offer the Portfolio whereby a fee is paid to the insurance companies who administer omnibus accounts for the policyholders electing to invest in the Portfolio. Pursuant to provisions adopted by the Board, the Adviser has agreed to pay these fees directly. The Portfolio has agreed to reimburse the Adviser for the estimated amount the Portfolio would have been charged by its transfer agent for administering the accounts on an individual basis. The amount, reimbursed to the Adviser, is reflected as “Shareholder servicing fees” in the Statement of Operations. For year ended December 31, 2010, such fees amounted to $514,463.

The Portfolio has an expense offset arrangement in connection with its custodian contract. Credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolio’s custodian expenses.

For the year ended December 31, 2010, the reduction of expense due to this arrangement was $1,725 and is reflected as “Expenses reduced by custodian fee expense offset arrangement” in the Statement of Operations.

4. RELATED PARTY TRANSACTIONS

Brokerage commissions:

M.J. Whitman LLC, a registered broker-dealer, operates under common control with the Adviser. For the year ended December 31, 2010, the Portfolio incurred brokerage commissions paid to M.J. Whitman LLC in the amount of $23,643.

Certain employees of the Adviser serve as members of the board of directors of companies in which the Portfolio has investments. As a result of such service, for the year ended December 31, 2010, the Portfolio received $3,446 board member fees from these companies that board members from the Adviser agreed to have paid directly to the benefit of the Portfolio. These fees are included in “Other income” on the accompanying Statement of Operations.

5. CAPITAL SHARE TRANSACTIONS

The Portfolio is authorized to issue an unlimited number of shares of beneficial interest with $0.001 par value.

Transactions in capital stock were as follows:

	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009

Shares outstanding at beginning of year	17,567,034	16,400,944

Shares sold	579,997	887,366
Shares issued upon reinvestment of dividends and distributions	622,100	4,197,844
Shares redeemed	(4,637,367)	(3,919,120)

Net increase (decrease) in Portfolio shares	(3,435,270)	1,166,090

Shares outstanding at end of year	14,131,764	17,567,034

17

Third Avenue Variable Series Trust
Third Avenue Value Portfolio
Notes to Financial Statements (continued)
December 31, 2010

6. COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

7. RISKS RELATING TO CERTAIN INVESTMENTS

Foreign securities:

Investments in the securities of foreign issuers may involve investment risks different from those of U.S. issuers including possible political or economic instability of the country of the issuer, the difficulty of predicting international trade patterns, the possibility of currency exchange controls, the possible imposition of foreign taxes on income from and transactions in such instruments, the possible establishment of foreign controls, the possible seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect the foreign securities held by the Portfolio. Foreign securities may also be subject to greater fluctuations in price than securities of domestic corporations or the U.S. Government.

High yield debt:

The Portfolio may invest in high yield, lower grade debt (sometimes referred to as “junk bonds”). The market values of these higher yielding debt securities tend to be more sensitive to economic conditions and individual corporate developments than those of higher rated securities. In addition, the secondary market for these bonds is generally less liquid.

Cash concentration:

The Portfolio’s cash is held at a major regional U.S. bank. The Portfolio’s cash balance, which typically exceeds Federal Deposit Insurance Corporation insurance coverage, subjects the Portfolio to a concentration of credit risk. The Portfolio regularly monitors the credit ratings of this financial institution in order to mitigate the credit risk that exists with the balances in excess of insured amounts.

Fund concentration:

The Fund holds a relatively concentrated portfolio that may contain fewer securities or industries than the portfolios of other mutual funds. Holding a relatively concentrated portfolio may increase the risk that the value of the Fund could decrease because of the poor performance of one or a few investments. Additionally, the Fund may encounter some difficulty in liquidating securities of concentrated positions.

8. FEDERAL INCOME TAXES

The amount of dividends and distributions paid by the Portfolio from net investment income and net realized capital gains, if any, are determined in accordance with federal income tax laws and regulations which may differ from U.S. GAAP. Such dividends and distributions are recorded on the ex-dividend date.

In order to present accumulated distributions in excess of net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made.

“Book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their tax-basis treatment. Temporary differences do not require reclassification. Permanent differences are primarily due to reclassification of certain transactions involving

18

Third Avenue Variable Series Trust
Third Avenue Value Portfolio
Notes to Financial Statements (continued)
December 31, 2010

foreign securities and currencies, investments in passive foreign investment companies and partnerships and the difference in the treatment of amortization of market discount on certain debt instruments. For the fiscal year ended December 31, 2010, the adjustments were to decrease accumulated distributions in excess of net investment income and to increase accumulated net realized loss on investments and foreign currency transactions by $2,504,797. Net investment income, net realized gain on investments and foreign currencies and net assets as reported on the Financial Statements were not affected by this change.

The tax character of dividends and distributions paid by the Portfolio were as follows:

Ordinary Income		Net Long-Term Capital Gains

2010	2009	2010	2009

$7,782,470	$0	$0	$49,618,513

As of December 31, 2010, the accumulated undistributed earnings on a tax basis was $2,955,338 from ordinary income. This differs from the amount on the Statement of Assets and Liabilities primarily due to cumulative timing differences.

The United States federal income tax basis of the Portfolio of Investments and the total unrealized appreciation as of December 31, 2010 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Total Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation

$195,707,913	$22,915,351	$ (21,758,783)	$1,156,568	$6,341	$1,162,909

The difference between book and tax basis is primarily attributable to mark-to-market treatment of passive foreign investment companies, differences in the treatment of amortization of market discount on certain debt instruments and other timing differences. Other cost basis adjustments are primarily attributable to net appreciation on translation of other assets and liabilities denominated in foreign currency.

For the fiscal year ended December 31, 2010, the Portfolio generated net capital gains of $9,806,251 which were offset by prior year capital loss carryforwards. At December 31, 2010, the Portfolio had an estimated remaining capital loss carryforward of $20,042,683, which may be available to offset future net capital gains of the Portfolio. These losses will expire if not used by December 31, 2017. Pursuant to the Regulated Investment Company Modernization Act of 2010, any capital loss carryforward generated in a year beginning after 2010 must be carried forward to offset subsequent year net capital gains before any capital loss carryforward from a year prior to 2010 can be used. This may increase the risk that a capital loss carryforward generated in a year prior to 2011 will expire unutilized.

The Portfolio elected to treat post-October currency losses of $195 as having been incurred in the following fiscal year (December 31, 2011).

9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Portfolio through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

19

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Third Avenue Variable Series Trust – Third Avenue Value Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Third Avenue Variable Series Trust – Third Avenue Value Portfolio (the “Portfolio”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 14, 2011

20

Annual Renewal of Investment Advisory Agreement
(Unaudited)

At a meeting of the Board of Trustees of the Trust (the “Board”) held on June 9, 2010, the Trustees, by a unanimous vote (including a separate vote of those Trustees who are not “interested persons” (as the term is defined in the Investment Company Act) (the “Independent Trustees”)), approved the renewal of the Portfolio’s Investment Advisory Agreement (the “Agreement”). Prior to voting on the Agreement, the Independent Trustees met separately with their independent legal counsel for a discussion of the Adviser’s presentation and materials referred to below.

In advance of the meeting, the Independent Trustees, through their independent legal counsel, requested extensive materials, and the Adviser provided them, to assist the Board in considering the renewal of the Agreement. The Independent Trustees also constituted an ad hoc committee to work with representatives of the Adviser to evaluate the adequacy and extent of the information to be provided for their consideration. This committee communicated frequently with the Adviser’s representatives and independent legal counsel. At its June 9, 2010 meeting, the Board engaged in a detailed discussion of the materials with the Adviser. In considering the Agreement, the Trustees did not identify any single overriding factor and instead considered all factors collectively. As a part of their decision-making process, the Trustees considered information derived from their multi-year service on the Trust’s Board and their familiarity with the Adviser and its investment process. Among other things, they noted that the Adviser has managed the Portfolio since its inception, and expressed their belief that a long-term relationship with a capable, conscientious adviser is in the best interest of the Portfolio. The following is a summary of the discussions and conclusions regarding the material factors that formed the basis for the Board’s approval.

Factors Considered

A. Financial Condition of the Adviser; Advisory Fees; Profitability

The Trustees received a presentation from representatives of the Adviser, including a report prepared by Lipper Inc., and reviewed:

1.	the financial condition of the Adviser to determine that the Adviser is solvent and sufficiently well capitalized to perform its ongoing responsibilities to the Portfolio;

2.

the information sources and methodology used in the selection of funds included in the comparison universe and the competitive fund group used in comparative analyses of the Portfolio’s advisory fees and expense ratio and in analyzing the Portfolio’s performance;

3.

the Portfolio’s advisory fee and total expenses versus those of the comparison universe and competitive fund group, focusing on the total expense ratio of the Portfolio and the funds in its comparison universe and competitive fund group;

4.	performance/expense analysis of the Portfolio and funds in its competitive fund group;

5.	a comparison of fees paid to the Adviser versus fees paid by similar funds advised and sub-advised by the Adviser, as well as any similar separate advisery accounts;

6.

information presented in respect of economies of scale, noting the Adviser’s agreement to limit the Portfolio’s total expenses, the extensive resources that the Adviser dedicates to its investment advisory process to the benefit of the Portfolio and the decline in the Portfolio’s assets;

7.

the profitability to the Adviser resulting from the Agreement (including the fall-out benefits noted below), reviewing the dollar amount of expenses allocated and revenue received by the Adviser and the method used to determine such expenses and corresponding profit; and

21

Annual Renewal of Investment Advisory Agreement (continued)
(Unaudited)

8.

fallout benefits, including (i) fees for providing administrative services and (ii) brokerage commissions paid to the Adviser’s affiliated broker-dealer from transactions executed for the Portfolio, including the quarterly brokerage analysis performed by third party service providers and provided to the Trustees analyzing, among other things, the affiliated broker-dealer’s per share commission and execution costs.

B. Description of Personnel And Service Provided by the Adviser

The Trustees reviewed with representatives of the Adviser, and considered:

1.

the nature, extent and quality of services rendered to the Portfolio, including the Adviser’s investment, senior management and operational personnel, and the oversight of day-to-day operations of the Portfolio provided by the Adviser;

2.	the Adviser’s research and portfolio management capabilities, particularly the intensive research undertaken in connection with the Adviser’s deep value philosophy; and

3.	the value added through the Adviser’s active management style that includes participation in corporate restructurings and other activist investments.

C. Investment Performance of the Portfolio and Adviser

1.

The Trustees reviewed total return information for the Portfolio versus the comparison universe and competitive funds group for various periods and since inception. The Trustees also reviewed information pertaining to the Portfolio’s risk adjusted performance and risk measures.

Conclusions

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate. The Trustees considered, evaluated and were satisfied with the Portfolio’s overall performance in light of market conditions, the Adviser’s investing style and circumstances particular to the Portfolio. They also considered the advisory fee and expense ratio of the Portfolio and evaluated the comparisons to those of funds in the comparable universe and competitive group and the performance/expense analysis, as discussed in the Adviser’s presentation.

The Trustees discussed the Adviser’s profitability, and it was noted that the profitability percentage for the Portfolio was within the range of profitability in relevant court cases upholding board approval of particular advisory agreements. The Trustees concluded that the Portfolio’s fee paid to the Adviser was reasonable in light of comparative performance and advisory fee and expense information, costs of the services provided and profits and other benefits derived by the Adviser and its affiliates from their relationship with the Portfolio, including administration fees paid to the Adviser and brokerage fees paid to the Adviser’s affiliates. The Trustees also considered the advisory fees charged for similar funds advised and sub-advised by the Adviser, as well as any separate advisory accounts, and reviewed the nature of the services provided and differences, from the Adviser’s perspective, in managing the Portfolio as compared to advisory services provided to other advised and sub-advised funds and any separate accounts. The Trustees recognized that any differences in fees paid were consistent with the differences in services provided by the Adviser.

The Trustees considered whether economies of scale are shared with the Portfolio and considered the Portfolio’s fee structure, the extensive resources that the Adviser dedicates to its investment advisory process to the benefit of the Portfolio, for relatively small Portfolio, and the size of the Portfolio. The Trustees concluded that operational economies of scale had benefited the Portfolio and that there were no other material economies of scale in which the Portfolio should share, especially as the asset level in the Portfolio has declined.

22

Management of the Trust
(Unaudited)

Information pertaining to the Trustees and officers of the Trust is set forth below. The fund complex includes five portfolios in the Third Avenue Trust and one portfolio in the Third Avenue Variable Series Trust. The Statement of Additional Information (SAI) includes additional information about the Trustees and is available upon request, without charge, by calling (800) 443-1021.

Interested Trustees

Name, Date of Birth & Address	Term of Office and Length of Time Served*	Position(s) Held With Registrant	Principal Occupation(s) During Past 5 Years	Other Directorships held by Trustee

Martin J. Whitman** DOB: September 1924 622 Third Avenue New York, NY 10017	Trustee since 7/99	Chairman and Trustee

Chairman (3/90 to Present) of Third Avenue Trust; Chairman (7/99 to Present) of Third Avenue Variable Series Trust; Co-Chief Investment Officer (2/03 to Present) of Third Avenue Management LLC; CEO, President and Director (10/74 to Present) of Martin J. Whitman & Co., Inc. (formerly M.J. Whitman & Co., Inc.) (private investment company); Distinguished Management Fellow (1972 to 2007) of the Yale School of Management at Yale University; Chartered Financial Analyst.

Director (3/91 to Present) of Nabors Industries, Inc., (international oil drilling services).

David M. Barse** DOB: June 1962 622 Third Avenue New York, NY 10017	Trustee since 9/01	President, CEO and Trustee

President (5/98 to Present), Trustee (9/01 to Present), CEO (9/03 to Present) of Third Avenue Trust; President (7/99 to Present), Trustee (9/01 to Present) and CEO (9/03 to Present) of Third Avenue Variable Series Trust; CEO (4/03 to Present), President (2/98 to Present), Third Avenue Management LLC; CEO (7/99 to Present), President (6/95 to Present), Director (1/95 to Present) of M.J. Whitman, Inc. and its successor, M.J. Whitman LLC (registered broker-dealer); President of other funds advised by Third Avenue Management LLC (6/99 to Present).

Director (7/96 to Present) of Covanta Holding Corp., (utilities/waste management); Trustee (3/01 to Present) of Manifold Capital Holdings, Inc. (credit enhancement) and Trustee of Brooklyn Law School.

23

Independent Trustees

Correspondence intended for any Independent Trustee may be sent to: Third Avenue Management LLC, 622 Third Avenue, 32nd Floor, New York, NY 10017.

Name & Date of Birth	Term of Office and Length of Time Served*	Position(s) Held With Registrant	Principal Occupation(s) During Past 5 Years	Other Directorships held by Trustee

Jack W. Aber DOB: September 1937	Trustee since 8/02	Trustee	Professor of Finance (1972 to Present) of Boston University School of Management.

Trustee, The Managers Funds (1999 to Present) (34 portfolios); Trustee of Appleton Growth Fund (2001 to Present); Trustee of Aston Funds (2010 to Present) (26 portfolios) and Trustee of Third Avenue Trust (8/02 to Present).

William E. Chapman, II DOB: September 1941	Trustee since 8/02	Trustee

President and Owner (1998 to Present) of Longboat Retirement Planning Solutions (consulting firm); part-time employee delivering retirement and investment education seminars (1/00 to 11/09) for Hewitt Associates, LLC (consulting firm).

Trustee, The Managers Funds (1999 to Present) (34 portfolios); Director of Harding, Loevner Funds, Inc. (2008 to Present) (6 portfolios); Trustee of Aston Funds (2010 to Present) (26 portfolios); Trustee (5/02 to Present) of Bowdoin College and Trustee of Third Avenue Trust (8/02 to Present).

Lucinda Franks DOB: July 1946	Trustee since 7/99	Trustee	Journalist and Author (1969 to Present).	Trustee of Third Avenue Trust (2/98 to Present).

Edward J. Kaier DOB: September 1945	Trustee since 8/02	Trustee	Partner (7/07 to Present) at Teeters Harvey Gilboy & Kaier LLP (law firm); Partner (1977 to 7/07) at Hepburn Willcox Hamilton & Putnam (law firm).	Trustee, The Managers Funds (1999 to Present) (34 portfolios); Trustee of Aston Funds (2010 to Present) (26 portfolios) and Trustee of Third Avenue Trust (8/02 to Present).

24

Independent Trustees

Name & Date of Birth	Term of Office and Length of Time Served*	Position(s) Held With Registrant	Principal Occupation(s) During Past 5 Years	Other Directorships held by Trustee

Marvin Moser, M.D. DOB: January 1924	Trustee since 7/99	Trustee	Clinical Professor of Medicine (1984 to Present) at Yale University School of Medicine; President of Hypertension Education Foundation (1977 to Present).

Director of Nutrition 21 Co. (1998 to 2008); Director of Comprehensive Neuroscience (research and pharmaceutical site management company) (2002 to Present) and Trustee or Director of Third Avenue Trust or its predecessor (11/94 to Present).

Eric Rakowski DOB: June 1958	Trustee since 8/02	Trustee	Professor (1990 to Present) at University of California at Berkeley School of Law.

Trustee, The Managers Funds (1999 to Present) (34 portfolios); Director of Harding, Loevner Funds, Inc. (2008 to Present) (6 portfolios); Trustee of Aston Funds (2010 to Present) (26 portfolios) and Trustee of Third Avenue Trust (8/02 to Present)

Martin Shubik DOB: March 1926	Trustee since 7/99	Trustee	Seymour H. Knox Professor (1975 to Present) of Mathematical Institutional Economics, Yale University.	Director of Perini Corp. (2004 to 2006) and Trustee or Director of Third Avenue Trust or its predecessor (11/90 to Present).

Charles C. Walden DOB: July 1944	Trustee since 7/99	Trustee

President and Owner (2006 to Present) of Sound Capital Associates, LLC (consulting firm); Executive Vice-President – Investments and Chief Investment Officer (1973 to 1/07) of Knights of Columbus (fraternal benefit society selling life insurance and annuities); Chartered Financial Analyst.

Director, Special Opportunities Fund, Inc. (2009 to Present) and Trustee or Director of Third Avenue Trust or its predecessor (5/96 to Present).

*	Each trustee serves until his successor is duly elected and qualified.

**	Messrs. Whitman and Barse are “interested trustees” of the Trust, due to their employment with and indirect ownership interests in the Adviser and the Distributor, M.J. Whitman LLC.

25

Principal Trust Officers Who Are Not Trustees

Name, Date of Birth & Address	Position(s) Held With Registrant	Principal Occupation(s) During Past 5 Years	Other Directorships held by Officer

Vincent J. Dugan DOB: September 1965 622 Third Avenue New York, NY 10017	Treasurer and CFO

Treasurer and Chief Financial Officer (CFO) (9/04 to Present) of Third Avenue Trust; Treasurer and CFO (9/04 to Present) of Third Avenue Variable Series Trust; Chief Operating Officer (COO) and CFO (8/04 to Present) of Third Avenue Management LLC and subsidiaries; COO and CFO (8/04 to Present) of Third Avenue Holdings Delaware LLC; COO and CFO (8/04 to Present) of M.J. Whitman LLC and subsidiaries; COO and CFO (8/04 to Present) of certain other funds advised by Third Avenue Management LLC (8/04 to Present).

N/A

Michael A. Buono DOB: May 1967 622 Third Avenue New York, NY 10017	Controller

Controller (5/06 to Present) of Third Avenue Trust; Controller (5/06 to Present) of Third Avenue Variable Series Trust; Vice President and Assistant Controller (12/05 to 5/06) of Legg Mason Partners Funds.

N/A

W. James Hall III DOB: July 1964 622 Third Avenue New York, NY 10017	General Counsel and Secretary

General Counsel and Secretary (6/00 to Present) of Third Avenue Trust; General Counsel and Secretary (9/00 to Present) of Third Avenue Variable Series Trust; General Counsel and Secretary (9/00 to Present) of EQSF Advisers, Inc., and its successor, Third Avenue Management LLC; General Counsel and Secretary (5/00 to Present) of M.J. Whitman, Inc. and its successor, M.J. Whitman LLC; General Counsel and Secretary of certain other funds advised by Third Avenue Management LLC (7/02 to Present).

N/A

Joseph J. Reardon DOB: April 1960 622 Third Avenue New York, NY 10017	Chief Compliance Officer	Chief Compliance Officer (CCO) (4/05 to Present) of Third Avenue Trust; Third Avenue Variable Series Trust and Third Avenue Management LLC.	N/A

26

Third Avenue Variable Series Trust
Third Avenue Value Portfolio
Schedule of Shareholder Expenses
(Unaudited)

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; service fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period, July 1, 2010 and held for the six month period ended December 31, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please further note that you also bear fees and charges imposed by insurance companies at the separate account level, which are described in the separate prospectuses of the separate account. Such charges will have the effect of reducing account value. The example also assumes all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During the Period* July 1, 2010 to December 31, 2010	Annualized Expense Ratio

Actual	$1,000.00	$1,258.80	$7.40	1.30%
Hypothetical	$1,000.00	$1,018.65	$6.61	1.30%

*

Expenses (net of fee waivers and/or expense offset arrangements) are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184) divided by 365.

27

Third Avenue Variable Series Trust
Third Avenue Value Portfolio
Federal Tax Status of Dividends and Distributions
(Unaudited)

The following information represents the federal tax status of dividends and distributions paid by the Third Avenue Value Portfolio during the fiscal year ended December 31, 2010. This information is presented to meet regulatory requirements and no current action on your part is required.

For the fiscal year ended December 31, 2010, the Portfolio paid ordinary income dividends of $7,782,470 from net investment income.

For the fiscal year ended December 31, 2010, the Portfolio designates the maximum amount allowable, but not less than 3.35% of the ordinary income dividends paid during the fiscal year as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code.

For the fiscal year ended December 31, 2010, the Portfolio intends to elect to pass through to shareholders the income taxes paid to foreign countries which may be eligible for the foreign tax credit in accordance with Section 853 of the Internal Revenue Code. Gross foreign source income of the Portfolio was $2,993,690 and $154,509 of income taxes were paid to foreign countries by the Portfolio.

28

Board of Trustees
Jack W. Aber
David M. Barse
William E. Chapman II
Lucinda Franks
Edward J. Kaier
Marvin Moser
Eric Rakowski
Martin Shubik
Charles C. Walden
Martin J. Whitman
Officers
Martin J. Whitman
Chairman of the Board
David M. Barse
President, Chief Executive Officer
Vincent J. Dugan
Chief Financial Officer, Treasurer
Michael A. Buono
Controller
W. James Hall
General Counsel, Secretary
Joseph J. Reardon
Chief Compliance Officer
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
P.O. Box 9802
Providence, RI 02940-8002
(610) 239-4600
(800) 443-1021 (toll-free)
Investment Adviser
Third Avenue Management LLC
622 Third Avenue
New York, NY 10017
Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017
Custodian
JP Morgan Chase Bank. N.A.
14201 Dallas Parkway, 2nd Floor
Dallas, TX 75254

Third Avenue Funds
622 Third Avenue
New York, NY 10017
Phone (212) 888-5222
Toll Free (800) 443-1021
Fax (212) 888-6757
www.thirdave.com

Item 2. Code of Ethics.

At December 31, 2010, the Trust had a code of ethics (the “Code of Ethics”) that applies to its principal executive officer and principal financial officer. This Code of Ethics is attached as Exhibit (a) (1) hereto.

Item 3. Audit Committee Financial Expert.

The Trust’s Board of Trustees has determined that Messrs. Jack Aber, Martin Shubik and Charles Walden, members of the Audit Committee of the Board, are “audit committee financial experts” (“ACFE”) as defined by the Securities and Exchange Commission (“SEC”) and has designated Mr. Aber as the Committee’s ACFE. Each of Messrs. Aber, Shubik and Walden are “independent” as defined by the SEC for purposes of ACFE determinations. Under applicable securities laws, a person who is determined to be an ACFE will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an ACFE. The designation or identification of a person as an ACFE does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a)    Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the Trust’s principal accountant for the audit of the Trust’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $52,000, including out of pocket expenses of approximately $1,350, for the fiscal year ended December 31, 2010 and $51,900, including out of pocket expenses of approximately $1,350, for the fiscal year ended December 31, 2009.

(b)    Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurance and related services by the Trust’s principal accountant that are reasonably related to the performance of the audit of the Trust’s financial statements and are not reported above in Item 4(a). There were no audit-related services provided to the Trust’s investment adviser or any entity controlling, controlled by, or under common control with the Trust’s investment adviser that provides ongoing services to the Trust (“Service

Affiliate”) during each of the last two years that were required to be pre-approved by the Trust’s Audit Committee.

(c)    Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the Trust’s principal accountant for tax compliance, tax advice and tax planning were $12,000 for the fiscal year ended December 31, 2010 and $11,865 for the fiscal year ended December 31, 2009. These services related to the preparation of tax returns and the review of tax-related issues. There were no tax services provided to Service Affiliates during each of the last two fiscal years that were required to be pre-approved by the Trust’s Audit Committee.

(d)    All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the Trust’s principal accountant, other than the services reported above in Items 4(a) through (c). There were no other services provided to Service Affiliates during each of the last two fiscal years that were required to be pre-approved by the Trust’s Audit Committee.

(e)    Audit Committee Pre-Approval Policies and Procedures.

        (i) The Audit Committee pre-approves the Trust’s accountant’s engagement for audit and non-audit services to the Trust and certain non-audit services to the Service Affiliates on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the accountant’s independence.

        (ii) There were no services provided to the Trust or Service Affiliates during the last two fiscal years for which the pre-approval requirement was waived pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)    Not Applicable.

(g)    The aggregate non-audit fees billed by the Trust’s accountant for services rendered to the Trust and Service Affiliates for each of the last two fiscal years were $104,100 for the fiscal year ended December 31, 2010 and $94,865 for the fiscal year ended December 31, 2009.

(h)    The Audit Committee has considered whether the provision of non-audit services to the Service Affiliates that were not pre-approved pursuant to paragraph (c)7(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the independence of the Trust’s accountant.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer have evaluated the Trust’s disclosure controls and procedures within 90 days of this filing and have concluded that the Trust’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The Trust’s principal executive officer and principal financial officer are aware of no changes in the Trust’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act.

(a) (3) Not applicable

(b)       Certifications pursuant to Rule 30a-2(b) under the 1940 Act.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Third Avenue Variable Series Trust

By:	/s/ David M. Barse
Name:	David M. Barse
Title:	Principal Executive Officer
Date:	February 14, 2011

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ David M. Barse
Name:	David M. Barse
Title:	Principal Executive Officer
Date:	February 14, 2011

By:	/s/ Vincent J. Dugan
Name:	Vincent J. Dugan
Title:	Principal Financial Officer
Date:	February 14, 2011